SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      June 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
               Agreement, dated as of May 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Empire Funding Home Loan Owner Trust 1997-2,
                Home Loan Asset Backed Notes Series 1997-2.
          (Exact name of registrant as specified in its charter)



              Delaware              333-21071-09           52-6858090
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Empire Funding Home Loan
              Owner Trust 1997-2, Home Loan Asset-Backed
              Notes, Series 1997-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated May
              1, 1997, by First Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated June 25, 1997.  The Monthly
              Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2023.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date June 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co $477,355.64      $927,804.07   $138,722,644.36


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated June 25, 1997.




                        EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-2
                                     PASS-THROUGH CERTIFICATES
                                       SERIES 1997-2


                          DISTRIBUTION STATEMENT
 Distribution Date:         06/25/97



           Beginning                                            Ending
           Certificate    Principal  Interest    Total          Certificate
 Class     Balance       DistributionDistributionDistribution   Balance

 A-1        16,500,000.00 477,355.64  121,687.50     599,043.14  16,022,644.36
 A-2        16,500,000.00       0.00  106,975.00     106,975.00  16,500,000.00
 A-3        25,500,000.00       0.00  165,325.00     165,325.00  25,500,000.00
 A-4        11,000,000.00       0.00   70,308.33      70,308.33  11,000,000.00
 A-5        24,016,000.00       0.00  159,306.13     159,306.13  24,016,000.00
 A-6         7,000,000.00       0.00   45,150.00      45,150.00   7,000,000.00
 M-1        16,728,000.00       0.00  108,732.00     108,732.00  16,728,000.00
 M-2        15,683,000.00       0.00  104,945.41     104,945.41  15,683,000.00
 B           6,273,000.00       0.00   45,374.70      45,374.70   6,273,000.00
 Total     139,200,000.00 477,355.64  927,804.07   1,405,159.71 138,722,644.36

           Payment of LossInterest   Allocable
           ReimbursementCarry ForwardLoss
 Class     Deficiency     Amount     Amount

 A-1                   NA       0.00          NA
 A-2                   NA       0.00          NA
 A-3                   NA       0.00          NA
 A-4                   NA       0.00          NA
 A-5                   NA       0.00          NA
 A-6                   NA       0.00          NA
 M-1                 0.00       0.00        0.00
 M-2                 0.00       0.00        0.00
 B                   0.00       0.00        0.00
 Total               0.00       0.00        0.00

                 AMOUNTS PER $1,000 UNIT         Ending         Current
           Principal      Interest   Total       Certificate    Pass-Through
 Class     Distribution  DistributionDistributionBalance        Interest Rate

 A-1          28.93064469 7.37500000 36.30564469   971.06935531        8.85000%
 A-2           0.00000000 6.48333333  6.48333333 1,000.00000000        7.78000%
 A-3           0.00000000 6.48333333  6.48333333 1,000.00000000        7.78000%
 A-4           0.00000000 6.39166636  6.39166636 1,000.00000000        7.67000%
 A-5           0.00000000 6.63333319  6.63333319 1,000.00000000        7.96000%
 A-6           0.00000000 6.45000000  6.45000000 1,000.00000000        7.74000%
 M-1           0.00000000 6.50000000  6.50000000 1,000.00000000        7.80000%
 M-2           0.00000000 6.69166677  6.69166677 1,000.00000000        8.03000%
 B             0.00000000 7.23333333  7.23333333 1,000.00000000        8.68000%

           Payment of LossInterest   Allocable
           ReimbursementCarry ForwardLoss
 Class     Amount         Amount     Amount

 A-1                   NA 0.00000000          NA
 A-2                   NA 0.00000000          NA
 A-3                   NA 0.00000000          NA
 A-4                   NA 0.00000000          NA
 A-5                   NA 0.00000000          NA
 A-6                   NA 0.00000000          NA
 M-1           0.00000000 0.00000000  0.00000000
 M-2           0.00000000 0.00000000  0.00000000
 B             0.00000000 0.00000000  0.00000000



                        EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-2
                                     PASS-THROUGH CERTIFICATES
                                       SERIES 1997-2


                          Distribution Date:           06/25/97

                                     Distribution Statement
                          Pooling and Servicing Agreement Dated May 1, 1997

 i)   Available Collection Amount                                 1,473,200.07
       Available Distribution Amount                              1,405,159.71

 ii)  Beginning and Ending Class Principal Balances             See page 1
       Beginning Pool Principal Balance                         104,432,425.04
       Ending Pool Principal Balance                            104,043,945.86


 iii)  Class Factors                 Class A-1       1.00000000     0.97106936
                                     Class A-2       1.00000000     1.00000000
                                     Class A-3       1.00000000     1.00000000
                                     Class A-4       1.00000000     1.00000000
                                     Class A-5       1.00000000     1.00000000
                                     Class A-6       1.00000000     1.00000000
                                     Class M-1       1.00000000     1.00000000
                                     Class M-2       1.00000000     1.00000000
                                     Class B         1.00000000     1.00000000

 iv)  Interest from Mortgagors / Master Servicer                    852,985.99
       Interest from Purchased Loans                                      0.00
       Interest from Liquidated Mortgage Loans                            0.00
       Interest from Capitalized Interest Subsequent Deposit              0.00
                                                                    852,985.99

       Principal Collections (Regular Installments)                 100,578.93
       Principal Collections (Curtailments and Paid in Fulls)       287,900.25
       Substitution Adjustment                                            0.00
       Principal from Liquidated Mortgage Loans                           0.00
       Principal from Purchased Loans                                     0.00
                                                                    388,479.18


 Total Payments                                                   1,241,465.17
 plus: Capitalized Interest Requirement                             231,734.90
 plus: Amts remaining upon termination of Pre_funded Acct                 0.00
 plus: Int. Income on Collection, Certificate, & Note Dist. Acct          0.00
 less:  Trust Fees and Expenses                                      68,040.36
 Available Distribution Amount                                    1,405,159.71

 v)  Optimal Principal Balances:                                          0.00
           Senior                                                         0.00
           Class M-1                                                      0.00
           Class M-2                                                      0.00
           Class B                                                        0.00

 vi)  Overcollateralization Deficiency Amount                    12,439,123.54
        Amounts distributed to the Residual Interest                      0.00




 vii)  Servicing Compensation                                        65,270.27
         Indenture Trustee Fee                                        2,436.76
         Owner Trustee Fee                                              333.33


 viii)  Overcollateralization Amount                                 88,876.46
          Overcollateralization Target Amount                    12,528,000.00
          Net Loan Losses                                                 0.00
          Cumulative Net Loan Losses                                      0.00
          Allocable Loss Amount                                           0.00
          Excess Spread                                              88,876.46
                                                 Beginning      Ending
 ix)  Weighted Average Maturity of the Home Loans           229            228
 weighted avg. Home Loan Int Rate of Home Loans          13.724%        13.725%

 x)  Performance information in Servicer's Monthly Remittance Report
           60 Day Delinquency Amount                                      0.00
           Six-Month Rolling Delinquency Average                          0.00
           Net Delinquency Calculation Amount                             0.00

 xiii)                                             Current
                                                    Aggregate
 Combination Loans                      Number    Prin Balance      Number
 A)Defaulted Home Loans                        0           0.00              0
 B)Liquidated Home Loans                       0           0.00              0
 C)Deleted Hm Loans because Defective          0           0.00              0
 D)Deleted Hm Loans because Defaulted          0           0.00              0



                                                     Current
                                                    Aggregate
 Debt Consolidation Loans               Number    Prin Balance      Number
 A)Defaulted Home Loans                        0           0.00              0
 B)Liquidated Home Loans                       0           0.00              0
 C)Deleted Hm Loans because Defective          0           0.00              0
 D)Deleted Hm Loans because Defaulted          0           0.00              0




 xiv)  Delinquency And Foreclosure Information:
                                    # of Accounts Prin Balance    % of Total
           30-59 Days Delinquent               2      24,223.08          0.023%
           60-89 Days Delinquent               0           0.00          0.000%
           90-179 Days Delinquent              0           0.00          0.000%
          180 or more Days Delinquent          0           0.00          0.000%
     Loans in foreclosure proceedings          0           0.00          0.000%
           Foreclosed Properties               0           0.00          0.000%


     Loans in bankruptcy proceedings# of Accounts Prin Balance    % of Total
           30-59 Days Delinquent               0           0.00          0.000%
           60-89 Days Delinquent               0           0.00          0.000%
           90-179 Days Delinquent              0           0.00          0.000%
          180 or more Days Delinquent          0           0.00          0.000%
           Aggregate                           0           0.00          0.000%


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By: /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title: Assistant Vice President,
                           First National Association


Dated:        June 30, 1997